UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2013

INTUIT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21180	77-0034661
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Coast Avenue

Mountain View, CA 94043

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (650) 944-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Intuit’s Annual Meeting of Stockholders was held on January 17, 2013. At the meeting, stockholders:

1.	Elected nine persons to serve as directors of Intuit;

2.	Ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm for fiscal year ended July 31, 2013;

3.	Approved the non-binding advisory resolution on executive compensation; and

4.	Approved the material terms of the performance goals under the Intuit Inc. Senior Executive Incentive Plan.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1.	Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Christopher W. Brody	241,066,571	9,716,484	126,811	18,037,619
William V. Campbell	238,303,196	12,438,031	168,639	18,037,619
Scott D. Cook	239,759,508	11,025,668	124,690	18,037,619
Diane B. Greene	248,472,721	2,315,108	122,037	18,037,619
Edward A. Kangas	242,476,822	8,307,748	125,296	18,037,619
Suzanne Nora Johnson	247,949,650	2,838,228	121,988	18,037,619
Dennis D. Powell	248,442,602	2,342,637	124,627	18,037,619
Brad D. Smith	246,561,971	4,224,099	123,796	18,037,619
Jeff Weiner	248,550,161	2,233,865	125,840	18,037,619

2.	Ratification of selection of Ernst & Young LLP to serve as independent registered public accounting firm for the fiscal year ended July 31, 2013.

For	Against	Abstain	Broker Non-Votes
266,199,988	2,565,853	181,644

3.	Advisory vote to approve executive compensation.

For	Against	Abstain	Broker Non-Votes
230,648,354	19,770,995	490,517	18,037,619

4.	Approval of the material terms of the performance goals under the Intuit Inc. Senior Executive Incentive Plan.

For	Against	Abstain	Broker Non-Votes
245,398,720	5,300,301	210,845	18,037,619

ITEM 8.01	OTHER EVENTS

In December 2012, Brad D. Smith, Chief Executive Officer, President and board member of Intuit Inc., adopted a stock trading plan related to the exercise and sale of up to 100,000 shares of Intuit common stock issuable under options granted in July 2006. Subject to the terms and conditions of this plan, a brokerage firm may periodically exercise Mr. Smith’s stock options and sell the issued shares at predetermined minimum prices before the options expire in July 2013.

This plan is intended to satisfy the requirements of Rule 10b5-1 of the Exchange Act and was adopted in accordance with Intuit’s policies regarding securities transactions. Rule 10b5-1 permits individuals who are not in possession of material, non-public information at the time the plan is adopted to establish pre-arranged plans to buy or sell company stock.

Transactions under this plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission, to the extent required by law.

In December 2012, Scott D. Cook, founder and board member of Intuit Inc., contributed 160,000 shares of Intuit common stock, on behalf of his family trust, to the Valhalla Charitable Foundation. The Valhalla Charitable Foundation adopted a stock trading plan in January 2013 to sell up to all 160,000 such shares between February 2013 and December 2013 provided certain limit prices are reached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2013	INTUIT INC.

	By:	/s/ Laura A. Fennell
Laura A. Fennell
Senior Vice President, General Counsel and Corporate Secretary